    As filed with the Securities and Exchange Commission on September 20, 1994
                                                      Registration No. 33-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            _______________________
                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            _______________________

                         CORAM HEALTHCARE CORPORATION
             (Exact name of registrant as specified in its charter)

         DELAWARE                                                                  33-0615337
(State or other jurisdiction                                            (IRS Employer Identification No.)
of incorporation or organization)

           4675 MACARTHUR COURT, SUITE 1250, NEWPORT BEACH, CA 92660
             (Address of principal executive offices)    (Zip Code)
                            ________________________

                         CORAM HEALTHCARE CORPORATION
                    T2 Medical, Inc. 1988 Stock Option Plan
             Curaflex Health Services, Inc. 1990 Stock Option Plan
             Curaflex Health Services, Inc. 1989 Stock Option Plan
   Curaflex Health Services, Inc. Directors' Non-Qualified Stock Option Plan
            Clinical Home Care Ltd. 1990 Incentive Stock Option Plan
          Clinical Home Care Ltd. 1990 Non-Qualified Stock Option Plan
                      Medisys, Inc. 1989 Stock Option Plan
             Certain Options granted pursuant to Written Agreements
                           (Full title of the plans)
                            _______________________

                               JAMES M. SWEENEY
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                          CORAM HEALTHCARE CORPORATION
           4675 MACARTHUR COURT, SUITE 1250, NEWPORT BEACH, CA 92660
                    (Name and address of agent for service)
                                 (714) 955-8776
         (Telephone number, including area code, of agent for service)
                            ________________________

                        CALCULATION OF REGISTRATION FEE
================================================================================

                                                          Proposed           Proposed
  Title of                                                 Maximum           Maximum
 Securities                         Amount                Offering          Aggregate            Amount of
    to be                            to be                  Price            Offering           Registration
 Registered                      Registered(1)            per Share           Price                 Fee
 ----------                      -------------            ---------         ---------          -------------
Options to Purchase Common
- --------------------------
Stock:
- -----
T2 Medical, Inc. 1988
Stock Option Plan                  1,783,593                 N/A                   N/A                   N/A

Curaflex Health Services,
Inc. 1990 Stock Option Plan          722,420                 N/A                   N/A                   N/A

Curaflex Health Services,
Inc. 1989 Stock Option Plan           37,842                 N/A                   N/A                   N/A

Curaflex Health Services,
Inc. Directors' Non-Qualified
Stock Option Plan                     39,960                 N/A                   N/A                   N/A

                                                          Proposed           Proposed
  Title of                                                 Maximum           Maximum
 Securities                         Amount                Offering          Aggregate            Amount of
    to be                            to be                  Price            Offering           Registration
 Registered                      Registered(1)            per Share           Price                 Fee
 ----------                      -------------            ---------         ---------          -------------
Clinical Home Care Ltd.
1990 Incentive Stock
Option Plan                            6,157                 N/A                   N/A                   N/A

Clinical Home Care Ltd.
1990 Non-Qualified
Stock Option Plan                     45,537                 N/A                   N/A                   N/A

Medisys, Inc. 1989
Stock Option Plan                    115,802                 N/A                   N/A                   N/A

Certain Options granted
pursuant to Written
Agreements:
   A. Khan                             2,430                 N/A                   N/A                   N/A
   D. Printy                           1,944                 N/A                   N/A                   N/A
   D. Hanish                           6,075                 N/A                   N/A                   N/A
   S. Sohn                            12,150                 N/A                   N/A                   N/A
   M. Haid                             4,558                 N/A                   N/A                   N/A
                                       1,458                 N/A                   N/A                   N/A
   D. Murphy                             607                 N/A                   N/A                   N/A
   J. Schwartz                           607                 N/A                   N/A                   N/A
   E. Sherman                          1,672                 N/A                   N/A                   N/A
   S. Sokaliski                        4,558                 N/A                   N/A                   N/A
   R. Vasquez                          4,558                 N/A                   N/A                   N/A
   C. Wollenschlager                   2,279                 N/A                   N/A                   N/A
   M. Cohen                            1,094                 N/A                   N/A                   N/A
   L. White                            1,094                 N/A                   N/A                   N/A
   D. Sales                            1,094                 N/A                   N/A                   N/A
   I. Jurcik                           1,094                 N/A                   N/A                   N/A

Shares of Common Stock, par value
- ---------------------------------
$.001 per share:
- ---------------

T2 Medical, Inc. 1988
Stock Option Plan                  1,783,593           $36.91(2)     $65,832,417.63(2)            $22,700.83

Curaflex Health Services,
Inc. 1990 Stock Option Plan          722,420           $18.47(2)     $13,343,097.40(2)             $4,601.07

Curaflex Health Services,
Inc. 1989 Stock Option Plan           37,842            $2.84(2)        $107,471.28(2)                $37.06

Curaflex Health Services,
Inc. Directors' Non-Qualified
Stock Option Plan                     39,960           $27.00(2)      $1,078,920.00(2)               $372.04

Clinical Home Care
Ltd. 1990 Incentive
Stock Option Plan                      6,157           $23.61(2)        $145,366.77(2)                $50.13

Clinical Home Care
Ltd. 1990 Non-Qualified
Stock Option Plan                     45,537           $17.72(2)        $806,915.64(2)               $278.25





BPHPA1\MMR\0070131.02
08/18/94                                                              I-2.

                                                          Proposed           Proposed
  Title of                                                 Maximum           Maximum
 Securities                         Amount                Offering          Aggregate            Amount of
    to be                            to be                  Price            Offering           Registration
 Registered                      Registered(1)            per Share           Price                 Fee
 ----------                      -------------            ---------         ---------          -------------

Medisys, Inc. 1989
Stock Option Plan                    115,802           $16.09(2)      $1,863,254.18(2)               $642.50

Certain Options granted
pursuant to Written
Agreements:

   A. Khan                             2,430             $41.16            $100,018.80                $34.49
   D. Printy                           1,944             $17.49            $ 34,000.56                $11.72
   D. Hanish                           6,075             $ 7.21            $ 43,800.75                $15.10
   S. Sohn                            12,150             $ 4.53            $ 55,039.50                $18.98
   M. Haid                             4,558             $ 3.094           $ 14,102.45                $ 4.86
                                       1,458             $12.995           $ 18,946.71                $ 6.53
   D. Murphy                             607             $ 3.094           $  1,878.06                $ 0.65
   J. Schwartz                           607             $ 3.094           $  1,878.06                $ 0.65
   E. Sherman                          1,672             $ 3.094           $  5,173.17                $ 1.78
   S. Sokaliski                        4,558             $ 3.094           $ 14,102.45                $ 4.86
   R. Vasquez                          4,558             $ 3.094           $ 14,102.45                $ 4.86
   C. Wollenschlager                   2,279             $ 3.094           $  7,051.23                $ 2.43
   M. Cohen                              608             $12.994            $ 7,900.35                $ 2.72
                                         486             $13.889            $ 6,750.05                $ 2.33
   L. White                              608             $12.994            $ 7,900.35                $ 2.72
                                         486             $13.889            $ 6,750.05                $ 2.33
   D. Sales                              608             $12.994            $ 7,900.35                $ 2.72
                                         486             $13.889            $ 6,750.05                $ 2.33
   I. Jurcik                             608             $12.994            $ 7,900.35                $ 2.72
                                         486             $13.889            $ 6,750.05                $ 2.33

                                                                  Aggregate Filing Fee            $28,808.99
                                                                  --------------------            ----------

================================================================================
(1) This Registration Statement shall also cover any additional shares of Common Stock which become issuable under the T2 Medical Inc. 1988 Stock Option Plan, the Curaflex Health Services, Inc. 1990 Stock Option Plan, Directors' Non-Qualified Stock Option Plan, Clinical Home Care Ltd. 1990 Incentive Stock Option Plan and Clinical Home Care Ltd. 1990 Non-Qualified Stock Option Plan, the Medisys, Inc. 1989 Stock Option Plan and the Options granted pursuant to Written Agreements by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the receipt of consideration which results in an increase in the number of the Registrant's outstanding shares of Common Stock.

(2) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended, on the basis of the weighted average exercise price of the outstanding options.





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08/18/94                                                              I-3.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference

                 Coram Healthcare Corporation (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "Commission"):

         (a) The Registrant's Current Report on Form 8-K, filed September 14, 1994.

         (b) The Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1994.

         (c)     The Registrant's Current Report on Form 8-K, filed July 15,
                 1994.

         (d)     (1)      The following documents previously filed with the
                          Commission by the Registrant's subsidiary T2 Medical,
                          Inc.:


                      (i) Annual Report on Form 10-K for the fiscal year ended September 30, 1993;

                     (ii) Amendment to Annual Report on Form 10-K/A filed with the Commission on January 28, 1994;

                    (iii) Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 1993; and

                     (iv) Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1994.

                 (2) The following documents previously filed with the Commission by the Registrant's subsidiary Medisys,
                          Inc.:

                       (i) Annual Report on Form 10-K for the fiscal year ended December 31, 1993; and

                      (ii) Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1994.

                 (3) The following documents previously filed with the Commission by the Registrant's subsidiary Curaflex Health Services, Inc.:

                       (i) Annual Report on Form 10-K for the fiscal year ended December 31, 1993; and

                      (ii) Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1994.

         (e)     (1)      The Registrant's Proxy Statement filed with the
                          Commission on June 3, 1994 pursuant to Section 14(a) of the Securities and Exchange Act of 1934 (the "1934
                          Act") in connection with the Registrant's
                          Registration Statement No. 33- 53957 on Form S-4, as amended by Post-Effective Amendments Numbers 1, 2 and
                          3 filed with the Commission





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08/18/94                                                              II-1.

                    on June 7, 1994, June 17, 1994 and August 12, 1994,
                    respectively, in which there is described the terms, rights and provisions applicable to the Registrant's outstanding Common Stock.

                 All reports and definitive proxy or information statements of Registrant filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents.


Item 4.  Description of Securities

                 Not applicable.


Item 5.   Interests of Named Experts and Counsel

                 Not applicable.


Item 6.  Indemnification of Directors and Officers

                 As permitted by the Delaware General Corporation Law, the Registrant's Certificate of Incorporation eliminates the liability of directors to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent otherwise required by the Delaware General Corporation Law.

                 The Registrant's Bylaws provide that the Registrant will indemnify each person who was or is made a party to any proceeding by reason of the fact that such person is or was a director, officer, employee or agent of the Registrant against all expense, liability and loss reasonably incurred or suffered by such person in connection therewith to the fullest extent authorized by the Delaware General Corporation Law.


Item 7.  Exemption from Registration Claimed

                 Not Applicable.


Item 8.  Exhibits

 Exhibit Number      Exhibit
 --------------      -------
     5               Opinion and Consent of Brobeck, Phleger & Harrison.
    23.1             Consent of Independent Auditors - Deloitte & Touche LLP.
    23.2             Consent of Independent Auditors - KPMG Peat Marwick LLP.
    23.3             Consent of Independent Auditors - Coopers & Lybrand L.L.P.
    23.4             Consent of Brobeck, Phleger & Harrison is contained in Exhibit 5.
    24               Power of Attorney.  Reference is made to page II-5 of this Registration Statement.





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08/18/94                                                              II-2.

    99.1             T2 Medical, Inc. 1988 Stock Option Plan.  Incorporated by
                     reference to Exhibit 10(b) to the Annual Report on
                     Form 10-K filed by T2 Medical, Inc. for the fiscal year
                     ended September 30, 1992 (File No. 1-09868).
    99.2             Form of Stock Option Assumption Agreement for Options
                     issued pursuant to the T2 Medical, Inc. 1988 Stock Option Plan.
    99.3             Curaflex Health Services, Inc. 1990 Stock Option Plan.
    99.4             Curaflex Health Services, Inc. 1989 Stock Option Plan.
    99.5             Curaflex Health Services, Inc. Director's Non-Qualified Stock Option Plan.
    99.6             Clinical Home Care Ltd. 1990 Incentive Stock Option Plan.
    99.7             Clinical Home Care Ltd. 1990 Non-Qualified Stock Option Plan.
    99.8             Form of Stock Option Assumption Agreement for Options
                     issued pursuant to the plans described in Exhibits 99.3 through 99.7.
    99.9             Medisys, Inc. 1989 Stock Option Plan  - Incorporated by
                     reference to Exhibit 28.1 to the Registration Statement
                     Number 33-46191 on Form S-8 filed with the Commission on
                     March 5, 1992 by Medisys, Inc.
    99.10            Form of Stock Option Assumption Agreement for Options
                     issued to employees and officers pursuant to the Medisys,
                     Inc. 1989 Stock Option Plan.
    99.11            Form of Stock Option Assumption Agreement for Options
                     issued to non-employee directors pursuant to the Medisys,
                     Inc. 1989 Stock Option Plan.
  * 99.12            Amanullah Khan Stock Option Agreement dated January 21, 1992.
  * 99.13            David Printy Stock Option Agreement dated October 16, 1990.
  * 99.14            Dennis Hanish Stock Option Agreement dated October 16, 1990.
  * 99.15            Sung Won Sohn, Ph.D. Stock Option Agreement dated  December 31, 1990.
  * 99.16            Max Haid, M.D. Stock Option Agreement dated December 4, 1992.
  * 99.17            Dennis Murphy Stock Option Agreement dated December 4, 1992.
  * 99.18            Jerrold Schwartz, M.D. Stock Option Agreement dated  December 4, 1992.
  * 99.19            Edward Sherman, M.D. Stock Option Agreement dated  December 4, 1992.
  * 99.20            Stephen Sokaliski, M.D. Stock Option Agreement dated  December 4, 1992.
  * 99.21            Richard Vasquez, M.D. Stock Option Agreement dated  December 4, 1992.
  * 99.22            Cynthia Wollenschlager, M.D. Stock Option Agreement dated  December 4, 1992.
    99.23            Max Haid, M.D. Stock Option Agreement dated February 24, 1994.
    99.24            Michael Cohen, M.D. Stock Option Agreement dated February 24, 1994.
    99.25            Michael Cohen, M.D. Stock Option Agreement dated May 24, 1994.
    99.26            Loren White, M.D. Stock Option Agreement dated February 24, 1994.
    99.27            Loren White, M.D. Stock Option Agreement dated May 24, 1994.
    99.28            David Sales, M.D. Stock Option Agreement dated February 24, 1994.
    99.29            David Sales, M.D. Stock Option Agreement dated May 24, 1994.
    99.30            Igor Jurcik, M.D. Stock Option Agreement dated February 24, 1994.
    99.31            Igor Jurcik, M.D. Stock Option Agreement dated May 24, 1994.
    99.32            Form of Stock Option Assumption Agreement for Options
                     granted pursuant to Written Agreements described in
                     Exhibits 99.12 through 99.15 and 99.23 through 99.31.
    99.33            Form of Stock Option Assumption Agreement for Options
                     granted pursuant to Written Agreements described in
                     Exhibits 99.16 through 99.22.


    * Exhibits 99.12 through 99.22 are incorporated herein by reference to Exhibits 99.1 through 99.11, respectively, to the Registration Statement Number 33-74652 on Form S-8 filed with the Commission on January 28, 1994 by Medisys, Inc.





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




Item 9.  Undertakings.

                     A. The undersigned Registrant hereby undertakes: (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "1933 Act"), (ii) to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement, and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement; provided, however, that clauses (1)(i) and (1)(ii) shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the 1934 Act that are incorporated by reference into the Registration Statement; (2) that for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and
(3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the T2 Medical, Inc. 1988 Stock Option Plan, Curaflex Health Services, Inc. 1990 Stock Option Plan, Curaflex Health Services, Inc. 1989 Stock Option Plan, Curaflex Health Services, Inc. Directors' Non-Qualified Stock Option Plan, Clinical Home Care Ltd. 1990 Incentive Stock Option Plan, Clinical Home Care Ltd. 1990 Non- Qualified Stock Option Plan, Medisys, Inc. 1989 Stock Option Plan and the Options granted pursuant to Written Agreements.

                     B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the 1933 Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the 1934 Act that is incorporated by reference into the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                     C. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers or controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act, and will be governed by the final adjudication of such issue.





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


                                   SIGNATURES

                     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ontario, State of California, on this 14th of September, 1994.

                                        Coram Healthcare Corporation

                                        By /s/James M. Sweeney
                                           James M. Sweeney
                                           Chief Executive Officer and
                                           Chairman of the Board of
                                           Directors


                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

                 That the undersigned officers and directors of Coram Healthcare Corporation, a Delaware corporation, do hereby constitute and appoint James M. Sweeney and Sam R. Leno, and each of them, the lawful attorneys and agents, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and any one of them, determine may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules or regulations or requirements of the Commission in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

                 IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

                 Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signatures                                      Title                                         Date
- ----------                                      -----                                         ----
/s/James M. Sweeney                             Chief Executive Officer and                   September 14, 1994
- ----------------------------------              Chairman of the Board of Directors
James M. Sweeney                                (Principal Executive Officer)



/s/Sam R. Leno                                  Chief Financial Officer                       September 14, 1994
- ----------------------------------              (Principal Financial and
Sam R. Leno                                     Accounting Officer)





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

Signatures                                      Title                                         Date
- ----------                                      -----                                         ----
/s/Tommy H. Carter                              Vice Chairman of the Board of Directors       September 14, 1994
- ----------------------------------
Tommy H. Carter



/s/Miles E. Gilman                              Director                                      September 14, 1994
- ----------------------------------
Miles E. Gilman



/s/Charles A. Laverty                           Director                                      September 14, 1994
- ----------------------------------
Charles A. Laverty



/s/L. Peter Smith                               Director                                      September 14, 1994
- ----------------------------------
L. Peter Smith



/s/Richard A. Fink                              Director                                      September 14, 1994
- ----------------------------------
Richard A. Fink



/s/Stephen G. Pagliuca                          Director                                      September 14, 1994
- ----------------------------------
Stephen G. Pagliuca





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
                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                    EXHIBITS

                                       TO

                                    FORM S-8

                                     UNDER

                             SECURITIES ACT OF 1933


                          CORAM HEALTHCARE CORPORATION





BPHPA1\MMR\0070131.02
08/18/94

                                 EXHIBIT INDEX



Exhibit Number                     Exhibit
- --------------                     -------
     5               Opinion and Consent of Brobeck, Phleger & Harrison.
    23.1             Consent of Independent Auditors - Deloitte & Touche LLP.
    23.2             Consent of Independent Auditors - KPMG Peat Marwick LLP.
    23.3             Consent of Independent Auditors - Coopers & Lybrand L.L.P.
    23.4             Consent of Brobeck, Phleger & Harrison is contained in  Exhibit 5.
    24               Power of Attorney.  Reference is made to page II-5 of
                     this Registration Statement.
    99.1             T2 Medical, Inc. 1988 Stock Option Plan. Incorporated by
                     reference to Exhibit 10(b) to the Annual Report on Form
                     10-K filed by T2 Medical, Inc. for the fiscal year ended
                     September 30, 1992 (File No. 1-09868).
    99.2             Form of Stock Option Assumption Agreement for Options
                     issued pursuant to the T2 Medical, Inc. 1988 Stock Option  Plan.
    99.3             Curaflex Health Services, Inc. 1990 Stock Option Plan.
    99.4             Curaflex Health Services, Inc. 1989 Stock Option Plan.
    99.5             Curaflex Health Services, Inc. Director's Non-Qualified
                     Stock Option Plan.
    99.6             Clinical Home Care Ltd. 1990 Incentive Stock Option Plan.
    99.7             Clinical Home Care Ltd. 1990 Non-Qualified Stock Option  Plan.
    99.8             Form of Stock Option Assumption Agreement for Options
                     issued pursuant to the plans described in Exhibits 99.3  through 99.7.
    99.9             Medisys, Inc. 1989 Stock Option Plan  - Incorporated by
                     reference to Exhibit 28.1 to the Registration Statement
                     Number 33-46191 on Form S-8 filed with the Commission on
                     March 5, 1992 by Medisys, Inc.
    99.10            Form of Stock Option Assumption Agreement for Options
                     issued to employees and officers pursuant to the Medisys,
                     Inc. 1989 Stock Option Plan.
    99.11            Form of Stock Option Assumption Agreement for Options
                     issued to non-employee directors pursuant to the Medisys,
                     Inc. 1989 Stock Option Plan.
  * 99.12            Amanullah Khan Stock Option Agreement dated January 21, 1992.
  * 99.13            David Printy Stock Option Agreement dated October 16, 1990.
  * 99.14            Dennis Hanish Stock Option Agreement dated October 16, 1990.
  * 99.15            Sung Won Sohn, Ph.D. Stock Option Agreement dated
                     December 31, 1990.
  * 99.16            Max Haid, M.D. Stock Option Agreement dated December 4, 1992.
  * 99.17            Dennis Murphy Stock Option Agreement dated December 4, 1992.
  * 99.18            Jerrold Schwartz, M.D. Stock Option Agreement dated December 4, 1992.
  * 99.19            Edward Sherman, M.D. Stock Option Agreement dated December 4, 1992.
  * 99.20            Stephen Sokaliski, M.D. Stock Option Agreement dated December 4, 1992.
  * 99.21            Richard Vasquez, M.D. Stock Option Agreement dated December 4, 1992.
  * 99.22            Cynthia Wollenschlager, M.D. Stock Option Agreement dated December 4, 1992.
    99.23            Max Haid, M.D. Stock Option Agreement dated February 24, 1994.
    99.24            Michael Cohen, M.D. Stock Option Agreement dated February 24, 1994.
    99.25            Michael Cohen, M.D. Stock Option Agreement dated May 24, 1994.
    99.26            Loren White, M.D. Stock Option Agreement dated February 24, 1994.
    99.27            Loren White, M.D. Stock Option Agreement dated May 24, 1994.
    99.28            David Sales, M.D. Stock Option Agreement dated February 24, 1994.
    99.29            David Sales, M.D. Stock Option Agreement dated May 24, 1994.
    99.30            Igor Jurcik, M.D. Stock Option Agreement dated February 24, 1994.
    99.31            Igor Jurcik, M.D. Stock Option Agreement dated May 24, 1994.





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
    99.32            Form of Stock Option Assumption Agreement for Options granted pursuant to
                     Written Agreements described in Exhibits 99.12 through 99.15 and 99.23 through 99.31.
    99.33            Form of Stock Option Assumption Agreement for Options granted pursuant to Written
                     Agreements described in Exhibits 99.16 through 99.22.



    * Exhibits 99.12 through 99.22 are incorporated herein by reference to Exhibits 99.1 through 99.11, respectively, to the Registration Statement Number 33-74652 on Form S-8 filed with the Commission on January 28, 1994 by Medisys, Inc.





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